UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Amendment No. 1)

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
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☐   Definitive Information Statement

Link Resources Inc.
(Name of Registrant as Specified in its Charter)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

LINK RESOURCES INC.
392 Acadia Drive S. E.
Calgary, Alberta, Canada T2J0A8

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Link Resources Inc., a  Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on May 26, 2009, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of certain action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of May 26, 2009. This Information Statement shall be considered the notice required under the Nevada Revised Statutes.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Anthony Zaradic
Anthony Zaradic

LINK RESOURCES INC.
392 Acadia Drive S.E.
Calgary, Alberta, Canada T2J0A8

INFORMATION STATEMENT

Introductory Statement

Link Resources Inc. (the “Company”) is a Nevada corporation with its principal executive offices located at 392 Acadia Drive S.E., Calgary, Alberta, Canada T2J0A8. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on May 26, 2009, and will be effective approximately 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before September ___, 2009 to the holders of record on May 26, 2009 (the “Record Date”) of the outstanding shares of the Company’s common stock.

General Information

The following actions will be taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, dated May 26, 2009, in lieu of a special meeting of the stockholders:

1. To amend the Company’s articles of incorporation to:

(a)	increase the authorized number of shares of common stock par value $.001 from 75,000,000 shares to 150,000,000 shares; and

(b)	authorize the creation of 10,000,000 shares of blank check preferred stock.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about October ___ , 2009.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 75,000,000 shares of Common Stock, with a par value of $.001 of which 3,450,000 shares are issued and outstanding. Holders of the Company’s Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The following shareholders (holding the indicated number of shares) voted in favor of the proposals outlined in this Information Statement:

Shareholder	Class of Stock	Number of Shares
Anthony Zaradic	Common Stock	1,500,000
Marjorie Love	Common Stock	75,000
Mark Lukwinski	Common Stock	75,000
Chantall Lukwinski	Common Stock	75,000
Michael McComber	Common Stock	75,000
TOTAL		1,800,000

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information as of May 26, 2009 as to the beneficial ownership of the outstanding shares of the Company’s Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of that class; (ii) each person who is a director or officer of the Company; and (iii) the Company’s officers and directors as a group.

The percent of common stock of the Company is based on 3,450,000 shares of common stock of the company outstanding as of May 26, 2009.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage of Class Beneficially Owned

Anthony Zaradic	1,500,000	43.48%

All Officers and Director as a Group (1 person)	1,500,000	43.48%

PROPOSAL NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

On May 14, 2009, the Board of Directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Articles of Incorporation to  (1) increase the number of authorized shares of common stock from 75,000,000 shares to 150,000,000 shares, and (2) authorize the creation of 10,000,000 shares of “blank check” preferred stock, par value of $0.001. On May 26, 2009, the holders of a majority of the voting capital stock of the Company approved the proposed amendment to the Company’s Articles of Incorporation.

INCREASE IN AUTHORIZED COMMON STOCK

The Board of Directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisition.  The Company does not currently have any plans, proposals or arrangements to issue any of the proposed authorized shares of common stock for any purpose, including future acquisitions and/or financings.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 3,450,000 shares of the Company’s currently authorized 75,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the  Company so as to dilute  the stock  ownership  or voting  rights of persons seeking to obtain control of the Company,  even if the persons seeking to obtain control  of the  Company  offer an  above-market  premium  that is  favored by a majority of the independent shareholders.  Similarly, the issuance of additional shares to certain  persons allied with the Company's  management  could have the effect of making it more difficult to remove the Company's current management by diluting the stock  ownership or voting rights of persons  seeking to cause such removal.  The Company does not have any other provisions in its certificate of incorporation by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences.  The  Board  of  Directors  is  not  aware  of  any  attempt,  or contemplated  attempt,  to acquire control of the Company,  and this proposal is not being  presented  with the  intent  that it be  utilized  as a type of anti-takeover device.

CREATION OF BLANK CHECK PREFERRED STOCK

The amendment to the Company’s Articles of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company’s Articles of Incorporation, as amended, attached as Exhibit “A" to this information statement contains provisions related to the "blank check” preferred stock.  The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit "A."

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors of the Company upon issuance.  The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any  series  and to  provide  for or  change  the  voting  powers, designations, preferences and relative, participating, optional or other special rights, qualifications,  limitations or restrictions thereof, including dividend rights (including  whether the dividends are cumulative),  dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation  preferences of the shares constituting any series of the preferred stock, in each case without any further action  or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of preferred stock based its judgment as to the best interests of the Company and its stockholders.  The amendment to the Articles of Incorporation would give the Board of Directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders.

The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose.  It is anticipated that such  purposes  may include  exchanging  preferred  stock for Common  Stock and, without  limitation,  may include the  issuance for cash as a means of obtaining capital for use by the Company,  or issuance as part or all of the consideration required to be paid by the  Company  for  acquisitions  of other  businesses  or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company.  Shares of voting or convertible preferred stock could be issued, or rights to purchase  such shares  could be issued,  to render more  difficult  or discourage  an  attempt to obtain  control  of the  Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to  issue such additional shares of preferred stock, with the  rights  and preferences  it deems  advisable,  could  discourage  an  attempt  by a party to acquire control of the Company by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause.  Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

BUSINESS OVERVIEW

We are in the business of mineral exploration.  On April 1, 2008, we entered in a Mineral Lease Agreement whereby we leased from Timberwolf Minerals, LTD a total of two (2) unpatented lode mining claims in the State of Nevada which we refer to as the Goldbanks East Prospect. These mineral claims are located in Section 20, Township 30 North, Range 39 East, Mt. Diablo Baseline & Meridian, Pershing County, Nevada, USA, owned by Timberwolf Minerals, LTD.

According to the lease we have agreed to pay Timberwolf Minerals, LTD minimum royalty payments which shall be paid in advance.  We paid the sum of $5,000 upon execution of this lease. We have agreed to pay $5,000 on or before the first anniversary of the lease, $10,000 on or before the second and third anniversary of the lease, $25,000 on or before the fourth anniversary of the lease and each annual payment after that shall be $75,000 plus an annual increase or decrease equivalent to the rate of inflation designated by the Consumer’s Price Index for that year with execution year as base year. We will pay Timberwolf Minerals, LTD a royalty of 3.5% of the net returns from all ores, minerals, concentrates, or other products mined and removed from the property and sold or processed by us, quarterly. The term of this lease is for twenty (20) years, renewable for an additional twenty (20) years so long as conditions of the lease are met.

Our plan of operations is to conduct mineral exploration activities on the Goldbanks East Prospect in order to assess whether these claims possess commercially exploitable mineral deposits.  (Commercially exploitable mineral deposits are deposits which are suitably adequate or prepared for productive use of a natural accumulation of minerals or ores). Our exploration program is designed to explore for commercially viable deposits of gold, silver, copper or any other valuable minerals.  (Commercially viable deposits are deposits which are suitably adequate or prepared for productive use of an economically workable natural accumulation of minerals or ores). We have not, nor has any predecessor, identified any commercially exploitable reserves of these minerals on our mineral claims.  (A reserve is an estimate within specified accuracy limits of the valuable metal or mineral content of known deposits that may be produced under current economic conditions and with present technology). We are an exploration stage company and there is no assurance that a commercially viable mineral deposit exists on our mineral claims.

After acquiring a lease on the Goldbanks East Prospect, we retained the services of Robert Thomas, a Professional Geologist.  Mr. Thomas prepared a geologic report for us on the mineral exploration potential of the claims.  Mr. Thomas has no direct or indirect interest and does not expect to receive an interest in any of the Goldbanks East Prospect claims.

At this time we are uncertain of the extent of mineral exploration we will conduct before concluding that there are, or are not, commercially viable minerals on our claims.  Further phases beyond the current exploration program will be dependent upon numerous factors such as Mr. Thomas’ recommendations based upon ongoing exploration program results and our available funds.

We have not earned any revenues to date. We do not anticipate earning revenues until such time as we have entered into commercial production of our mineral properties.  We are presently in the exploration stage of our business and we can provide no assurance that we will discover commercially exploitable levels of mineral resources on our property, or if such resources are discovered, that we will enter into commercial production of our mineral property.

If we do not obtain additional financing, our business will fail

Our current operating funds will only cover initial stages of our exploration program. In order for us to carry out any further exploration or testing we will need to obtain additional financing. We currently do not have any operations and we have no income. We will require additional financing to conduct further exploration programs. We will require additional financing to sustain our business operations if we are not successful in earning revenues once exploration is complete. We currently do not have any arrangements for financing and we may not be able to obtain financing when required. Although we have no arrangements in place for any future equity financing, in the case that we did conduct a financing from the sale of our common stock, this financing would have a dilutive impact on our stockholders and could negatively affect the stock price. Obtaining additional financing would be subject to a number of factors, including the market prices for gold and other minerals. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

We have yet to attain profitable operations and because we will need additional financing to fund our exploration activities, our accountants believe there is substantial doubt about our ability to continue as a going concern

We have incurred a net loss of $44,724 for the period from January 9, 2008 (Inception) to February 28, 2009 and have no revenues to date. Our future is dependent upon our ability to obtain financing and upon future profitable operations from the development of our mineral project. These factors raise substantial doubt that we will be able to continue as a going concern.

Our financial statements included with this prospectus have been prepared assuming that we will continue as a going concern. Our auditors have made reference to the substantial doubt as to our ability to continue as a going concern in their audit report on our audited financial statements for the year ended May 31, 2008. If we are not able to achieve revenues, then we may not be able to continue as a going concern and our financial condition and business prospects will be adversely affected.

Since this is an exploration project, we face a high risk of business failure due to our inability to predict the success of our business

We are in the initial stages of exploration of our mineral project, and thus have no way to evaluate the likelihood that we will be able to operate the business successfully. We were incorporated on January 9, 2008 and to date have been involved primarily in organizational activities and the acquisition of the Goldbanks East Prospect. We have not earned any revenues as of the date of this prospectus.

Because of the speculative nature of exploration of mining properties, there is substantial risk that no commercially exploitable minerals will be found and our business will fail

Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The search for valuable minerals as a business is extremely risky. We may not find commercially exploitable reserves of gold or other minerals. The expenditures to be made by us on our exploration program may not result in the discovery of commercial quantities of ore. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake.  Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

Even if we discover commercial reserves of precious metals on our mineral claims, we may not be able to successfully obtain commercial production

Our mineral claims do not contain any known reserves of precious metals. However, if our exploration programs are successful in discovering commercially exploitable reserves of precious metals, we will require additional funds in order to place the mineral claims into commercial production. At this time, there is a risk that we will not be able to obtain such financing as and when needed. It is premature to estimate the amount required to place the mineral claims into commercial production, as we do not have sufficient information.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. At the present time we have no coverage to insure against these hazards. The payment of such liabilities may have a material adverse effect on our financial position.

Because access to our mineral claims may be restricted by bad weather, we may be delayed in our exploration

Once exploration begins, access to the claim may be restricted through some of the year due to weather in the area. As a result, any attempt to test or explore the property is largely limited to the times when weather permits such activities. These limitations can result in significant delays in exploration efforts. Such delays can have a significant negative effect on our exploration efforts.

Because our president has only agreed to provide his services on a part-time basis, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail

Because we are in the early stages of our business, our president will not be spending a significant amount of time on our business. Mr. Zaradic, our president, expects to expend approximately 10 hours per week on Link business. Competing demands on Mr. Zaradic’s time may lead to a divergence between his interests and the interests of other shareholders.  Mr. Zaradic works full time as a Geophysical Technician and none of this work will directly compete with Link Resources Inc.

Because our president owns 43.48% of our outstanding common stock, investors may find that corporate decisions influenced by the president are inconsistent with the best interests of other stockholders.

Mr. Zaradic is our president, chief financial officer and sole director. He owns approximately 43% of the outstanding shares of our common stock. Accordingly, he will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. While we have no current plans with regard to any merger, consolidation or sale of substantially all of its assets, the interests of Mr. Zaradic may still differ from the interests of the other stockholders. Mr. Zaradic owns 1,500,000 common shares for which he paid $0.01 per share.

Because our director is a Canadian resident, difficulty may arise in attempting to effect service or process on him in Canada

Because our sole director is a Canadian resident, difficulty may arise in attempting to effect service or process on him in Canada or in enforcing a judgment against Link’s assets located outside of the United States.

Because we lease the Goldbanks East Prospect, we face the risk of not being able to meet the requirements of the lease and may be forced to default on the agreement

Under the terms of the lease on the Goldbanks East Prospect, Link has agreed to pay minimum annual royalties on or before April of every year. If Link is unable to meet these obligations, we may be forced to default on the agreement and the lease may be terminated by the owner resulting in the lose of the property for Link.

As we undertake exploration of the Goldbanks East Prospect we will be subject to compliance with government regulation that may increase the anticipated cost of our exploration program

There are several governmental regulations that materially restrict mineral exploration. We will be subject to the laws of the State of Nevada as we carry out our exploration program. We may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these laws. While our planned exploration program budgets for regulatory compliance, there is a risk that new regulations could increase our costs of doing business and prevent us from carrying out our exploration program. We currently have budgeted $1,000 for regulatory compliance.

If a market for our common stock does not develop, shareholders may be unable to sell their shares

There is currently no market for our common stock and a market may never develop. Our stock is currently traded on the Over-the-Counter Bulletin Board, however, a public market for our common stock has not developed and may never develop.  Investors may not be able to re-sell the shares of our common stock that they have purchased and may lose all of their investment.

If a market for our common stock develops, our stock price may be volatile

If a market for our common stock develops, we anticipate that the market price of our common stock will be subject to wide fluctuations in response to several factors, including: the results of our geological exploration program; our ability or inability to arrange for financing; commodity prices for gold, silver or other minerals; and conditions and trends in the mining industry.

In addition, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

Because our stock is a penny stock, shareholders will be more limited in their ability to sell their stock

Our shares constitute a penny stock under the Securities and Exchange Act. The shares will remain classified as a penny stock for the foreseeable future. Penny stocks generally are equity securities with a price of less than $5.00.  Broker/dealer practices in connection with transactions in “penny stocks” are regulated by certain penny stock rules adopted by the Securities and Exchange Commission.  The penny stock rules require a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker/dealer must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker/dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules: the broker/dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of price fluctuations in the price of the stock and may reduce the level of trading activity in any secondary market for a stock that becomes subject to the penny stock rules, and accordingly, investors in this offering may find it difficult to sell their securities, if at all.

MANAGEMENT

Executive Officers and Directors

Below are the names and certain information regarding the Company’s executive officers and directors:

Name	Age	Position
Anthony Zaradic	32	President, Chief Executive Officer, Chief Financial Officer and Director

Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at its annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer dies, resigns or is removed by the Board.

Background of Executive Officers and Directors

Anthony Zaradic.  Mr. Zaradic is our CEO, CFO, President, Secretary, Treasurer and sole director. Mr. Zaradic has extensive experience in the geophysical data management field. Following receipt of a Network Technician Diploma from CDI College of Business and Technology in June of 2001 Mr. Zaradic worked for Paradigm Geophysical (formely Core Lab RTD) as an operator. In 2004, Mr. Zaradic became an Archiving Technician for Copyseis Ltd., a Seismic data storage and archive/data warehouse. Since 2005 Mr. Zaradic has worked as a Geophysical Technician for Divestco Inc. (Formerly Geo-X Processing) a seismic signal processing, seismic software development and seismic data brokerage company.  Mr. Zaradic is not a director or officer of any other public company.

EXECUTIVE COMPENSATION

Our executive officer does not currently and has never received any compensation from the Company for his services as an officer of the Company.  In addition, our directors receive no compensation for their service on the Board of Directors.

OTHER INFORMATION

Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

Stockholder Proposals

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

/s/ Anthony Zaradic
Anthony Zaradic

 Exhibit A
ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 After Issuance of Stock)

1.     Name of Corporation:

Link Resources Inc.

2.     The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby deleted in its entirety and replaced with the following:

The total number of shares of Common Stock that the corporation will have the authority to issue is one hundred fifty million (150,000,000).  The shares shall have par value of $.001 per share.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have the authority to issue is ten million (10,000,000) shares.  The Preferred Stock will have no stated value and par value of $.001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntary or involuntary, or in the event of any other dissolution of assets of the corporation among its stockholders for the purposes of winding-up its affairs.  The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series form time to time by one or more resolutions adopted by the Board of Directors.  The Directors in their sole discretion shall have the power to determine the relative powers, preferences and rights of each series of Preferred Stock.

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

The amendment has been approved by stockholders holding an aggregate of 52.17% of the corporation’s Common Stock.

4.     Effective date of filing: (optional)

5.     Signature: (required)

X______________________________
Signature of Officer